Supplement to the
Fidelity Advisor® Emerging Markets Income Fund
Class A, Class M, Class C and Class I
March 1, 2018
Summary Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series VIII and Fidelity Summer Street Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® Emerging Markets Income Fund, a fund of Fidelity Advisor Series VIII, and Fidelity® New Markets Income Fund, a fund of Fidelity Summer Street Trust.Each fund seeks high current income. As a secondary objective, each fund seeks capital appreciation.As a result of the proposed Reorganization, shareholders of each class of Fidelity Advisor® Emerging Markets Income Fund would receive shares of a new corresponding class of Fidelity® New Markets Income Fund.The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor® Emerging Markets Income Fund in exchange for corresponding shares of Fidelity® New Markets Income Fund equal in total value to the total value of shares of Fidelity Advisor® Emerging Markets Income Fund. After the exchange, Fidelity Advisor® Emerging Markets Income Fund will distribute the Fidelity® New Markets Income Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Emerging Markets Income Fund (these transactions are referred to as the “Reorganization”).The Reorganization, which does not require shareholder approval, is expected to take place on or about December 7, 2018. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Emerging Markets Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.For more detailed information, please contact Fidelity at 1-877-208-0098.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Effective October 1, 2018, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

John Carlson (co-manager) has managed the fund since June 1995.

Jonathan Kelly (co-manager) has managed the fund since October 2018.

EMI-SUM-18-02 1.9881421.104	September 19, 2018